EXHIBIT 21.1

SUBSIDIARIES OF THE KROGER CO.

Agri-Products, Inc. [Arkansas]
Alpha Beta Company [California]
Bay Area Warehouse Stores, Inc. [California]
Beech Tree Holdings, LLC [Delaware]
Bell Markets, Inc. [California]
Bluefield Beverage Company [Ohio]
Cala Co. [Delaware]
Cala Foods, Inc. [California]
CB&S Advertising Agency, Inc. [Oregon]
Country Oven, Inc. [Ohio]
Crawford Stores, Inc. [California]
Dillon Companies, Inc. [Kansas]
Also Doing Business As:
Baker’s Supermarkets
City Market
Dillon Food Stores
Dillon Stores Division, Inc.
Food 4 Less
Gerbes Supermarkets
Inter-American Products
King Soopers
Peyton’s Fountain
Dillon Real Estate Co., Inc. [Kansas]
Distribution Trucking Company [Oregon]
Dotto, Inc. [Indiana]
Embassy International, Inc. [Ohio]
F4L L.P. [Ohio]
FM, Inc. [Utah]
FMJ, Inc. [Delaware]
Also Doing Business As:
Fred Meyer Jewelers Mail Order
fredmeyerjewelers.com
littmanjewelers.com
Food 4 Less GM, Inc. [California]
Food 4 Less Holdings, Inc. [Delaware]
Food 4 Less Merchandising, Inc. [California]
Food 4 Less of California, Inc. [California]
Food 4 Less of Southern California, Inc. [Delaware]
Fred Meyer (HK) Limited [Hong Kong]
Fred Meyer, Inc. [Delaware]
Fred Meyer Jewelers, Inc. [California]
Also Doing Business As:
Barclay Jewelers
Fox’s Jewelers
Littman Jewelers

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.

Fred Meyer Stores, Inc. [Ohio]
Also Doing Business As:
FM Fuel Stop
Fred Meyer
Inter-American Products
Quality Food Centers
Swan Island Dairy
Grants Pass FMS, LLC [Oregon]
Healthy Options Inc. [Delaware]
Also Doing Business As:
Postal Prescription Services
Henpil, Inc. [Texas]
Hughes Markets, Inc. [California]
Hughes Realty, Inc. [California]
Inter-American Foods, Inc. [Ohio]
Inter-American Products, Inc. [Ohio]
Junior Food Stores of West Florida, Inc. [Florida]
Also Doing Business As:
Tom Thumb Food Stores
J.V. Distributing, Inc. [Michigan]
Kessel FP, L.L.C. [Michigan]
Kessel RCD, L.L.C. [Michigan]
Kessel Saginaw, L.L.C. [Michigan]
KRGP Inc. [Ohio]
KRLP Inc. [Ohio]
The Kroger Co. of Michigan [Michigan]
Also Doing Business As:
Bi-Lo Discount Foods
Inter-American Products
Kessel Food Markets
Kessel Pharmacies
Kroger Fresh Fare
Kroger Dedicated Logistics Co. [Ohio]
Also Doing Business As:
KDL
Kroger Group Cooperative, Inc. [Ohio]
Also Doing Business As:
KGC, Inc.
Kroger Group, Inc.

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.

Kroger Limited Partnership I [Ohio]
Also Doing Business As:
Chef’s Choice Catering
Foods Plus
Gene Maddy Drugs
Hilander Food Stores
JayC Food Stores
Kentucky Distribution Center
Kroger Food Stores
Kroger Marketplace
Owen’s Supermarket
Peyton’s Southeastern
Queen City Centre
Ruler Discount Foods
Scott’s Food & Pharmacy
Kroger Limited Partnership II [Ohio]
Also Doing Business As:
Country Oven Bakery
Crossroad Farms Dairy
Inter-American Products
K. B. Specialty Foods
Kenlake Foods
Pace Dairy of Indiana
Peyton’s Northern
Winchester Farms Dairy
Kroger Management Co. [Michigan]
Kroger Prescription Plans, Inc. [Ohio]
Kroger Texas L.P. [Ohio]
Also Doing Business As:
America’s Beverage Company
Inter-American Products
Kroger Kwik Shop
Vandervoort Dairy Foods Company
KR Plaza Holdings, LLC [Delaware]
Kwik Shop, Inc. [Kansas]
Michigan Dairy, L.L.C. [Michigan]
Mini Mart, Inc. [Wyoming]
Also Doing Business As:
Loaf ‘N Jug
Pace Dairy Foods Company [Ohio]
Pay Less Super Markets, Inc. [Indiana]
Peyton’s-Southeastern, Inc. [Tennessee]
Also Doing Business As:
Peyton’s Mid-South Company
Supermarket Merchandisers Co.
Paramount Logistics, LLC [Ohio]
Pontiac Foods, Inc. [South Carolina]
Queen City Assurance, Inc. [Vermont]
Quik Stop Markets, Inc. [California]

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.

Ralphs Grocery Company [Ohio]
Also Doing Business As:
Food 4 Less
Food 4 Less Midwest
Foods Co.
Inter-American Products
Ralphs Fresh Fare
Ralphs Marketplace
RJD Assurance, Inc. [Vermont]
Rocket Newco, Inc. [Texas]
Second Story, Inc. [Washington]
Smith’s Beverage of Wyoming [Wyoming]
Smith’s Food & Drug Centers, Inc. [Ohio]
Also Doing Business As:
Fry’s Food Stores
Fry’s Marketplace
Fry’s Mercado
Inter-American Products
Peyton’s Phoenix
Smith’s Express
Smith’s Food & Drug Stores
Smith’s Food King
Smith’s Fuel Centers
Smith’s Marketplace
Southern Ice Cream Specialties, Inc. [Ohio]
Sunrise R&D Holdings, LLC [Ohio]
THGP Co., Inc. [Pennsylvania]
THLP Co., Inc. [Pennsylvania]
TH Midwest, Inc. [Ohio]
Also Doing Business As:
Turkey Hill Minit Markets
Topvalco, Inc. [Ohio]
Turkey Hill, L.P. [Pennsylvania]
Also Doing Business As:
Inter-American Products
Turkey Hill Dairy, Inc.
Turkey Hill Minit Markets
Vine Court Assurance Incorporated [Vermont]

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.